Exhibit 21.1

LIST OF FIRST DATA CORPORATION SUBSIDIARIES

Name of Subsidiary	Jurisdiction of Incorporation

0840433 BC ULC	British Columbia

ACN 095 393 338 Pty. Limited	Australia

AIB Merchant Services	Ireland

Argensur SA	Argentina

Atlantic Bankcard Properties Corporation	North Carolina

Atlantic States Bankcard Association, Inc.	Delaware

Autocash Pty. Limited	Australia

BA Merchant Services, LLC	Ohio

Banc of America Merchant Services, LLC	Delaware

Bankcard Investigative Group Inc.	Delaware

Business Office Services, Inc.	Delaware

BUYPASS Inco Corporation	Delaware

BWA Merchant Services Pty. Ltd.	Australia

Call Interactive Holdings LLC	Delaware

CallTeleservices, Inc.	Nebraska

CanPay Holdings, Inc.	Delaware

Cardservice Delaware, Inc.	Delaware

Cardservice International, Inc.	California

Cashcard Australia Limited	Australia

Cashcard Brand Pty Ltd.	Australia

Cashcard Corporation Pty Ltd.	Australia

Cashcard Holdings Pty Limited	Australia

CESI Holdings, Inc.	Delaware

CIFS Corporation	Delaware

CIFS LLC	Delaware

Concord Computing Corporation	Delaware

Concord Corporate Services, Inc.	Delaware

Concord EFS Financial Services, Inc.	Delaware

Concord EFS, Inc.	Delaware

Name of Subsidiary	Jurisdiction of Incorporation

Concord Emerging Technologies, Inc.	Arizona

Concord Equipment Sales, Inc.	Tennessee

Concord Financial Technologies, Inc.	Delaware

Concord NN, LLC	Delaware

Concord One, LLC	Delaware

Concord Payment Services, Inc.	Georgia

Concord Processing, Inc.	Delaware

Concord Transaction Services, LLC	Colorado

Credit Card Holdings Limited	Ireland

Credit Performance Inc.	Delaware

CTS Holdings, LLC	Colorado

CTS, Inc.	Tennessee

Data Holding Korea (Malaysia) Sdn Bhd	Malaysia

DDA Payment Services, LLC	Delaware

Deecal International Limited	Ireland

Direct Cash Pty. Limited	Australia

DW Holdings Canada ULC	Alberta

DW Holdings, Inc.	Delaware

Eastern States Bankcard Association Inc.	New York not-for-profit

Eastern States Monetary Services, Inc.	New York not-for-profit

EBP Re, Ltd.	Bermuda

EBS Rentals Pty. Limited	Australia

EFS Transportation Services, Inc.	Tennessee

EFTLogix, Inc.	Nevada

Electronic Banking Solutions Limited	Australia

Emecei Inversiones SA	Argentina

Encorus UK Limited	United Kingdom

EPSF Corporation	Delaware

European Merchant Services BV	Netherlands

Europrocessing Slovakia AS	Slovakia

FD do Brasil Processamento de Dados Ltda.	Brazil

FDC Australia (Acquisitions) Pty Limited	Australia

FDC International Inc.	Delaware

FDFS Holdings, LLC	Delaware

FDGS Group, LLC	Delaware

FDGS Partner, LLC	Delaware

FDMS Mexico Holdings Inc.	Canada

FDMS Partner, Inc.	Delaware

FDR (First Data Resources) Europe B.V.	Netherlands

FDR Ireland Limited	Delaware

FDR Limited	Delaware

FDR Missouri Inc.	Delaware

FDR Signet Inc.	Delaware

FDR Subsidiary Corp.	Delaware

FDR U.K. Limited	United Kingdom

FDS Holdings, Inc.	Delaware

Federated Union Systems, Limited	Ireland

Federated Union Systems Europe Ltd.	Ireland

First Data APSS Coöperatief U.A.	Netherlands

First Data Asia Processing Co. Pty Ltd.	Australia

First Data Asia Pte Ltd.	Singapore

First Data Austria GmbH	Austria

First Data Austria Holdings GmbH	Austria

First Data Aviation LLC	Delaware

First Data Belgium SPRL	Belgium

First Data Bilgi Isleme Hizmetleri Limited Sirketi	Turkey

First Data Canada Limited	Ontario

First Data Canada Merchant Solutions ULC	Canada

First Data Capital, Inc.	Delaware

First Data Card Solutions, Inc.	Maryland

First Data (China) Co., Ltd.	China

First Data CIS	Russia

First Data Colombia Ltda.	Colombia

First Data Commercial Services Holdings, Inc.	Delaware

First Data Communications Corporation	Delaware

First Data Cono Sur SA	Argentina

First Data Corporation Australia (Holdings) Pty Limited	Australia

First Data Corporation (Luxembourg) SARL	Luxembourg

First Data Czech Republic	Czech Republic

First Data Deutschland GmbH	Germany

First Data Digital Certificates Inc.	Delaware

First Data EC, LLC	Delaware

First Data EESTI OU	Estonia

First Data Europool Ltd.	Bermuda

First Data Financial Services, L.L.C.	Delaware

First Data Foundation	Colorado not-for-profit

First Data Government Solutions, Inc.	Delaware

First Data Government Solutions, LP	Delaware

First Data Global Services Limited	Ireland

First Data GmbH	Germany

First Data (Greece) Holdings SA	Greece

First Data (Greece) International Holdings SA	Greece

First Data (Greece) US Holding Corp.	Delaware

First Data Hellas (Bermuda) Holding Ltd.	Bermuda

First Data Holding I (Netherlands) BV	Netherlands

First Data Holding (Slovakia) s.r.o.	Slovakia

First Data Hong Kong Limited	Hong Kong

First Data Hungary	Hungary

First Data (India) Private Limited	India

First Data Ibérica, S.A.	Spain

First Data Integrated Services Inc.	Delaware

First Data International d.o.o.	Croatia

First Data International (France) SARL	France

First Data International Incorporated	Delaware

First Data International (Italia) Srl	Italy

First Data International Korea, Inc.	Korea

First Data International Luxembourg SARL	Luxembourg

First Data International Luxembourg II SARL	Luxembourg

First Data International Luxembourg III SARL	Luxembourg

First Data International Luxembourg IV SARL	Luxembourg

First Data International Luxembourg V SARL	Luxembourg

First Data Japan Co., Ltd.	Japan

First Data Korea Limited	Korea

First Data Latin America Inc.	Delaware

First Data Latvia	Latvia

First Data Lietuva	Lithuania

First Data Loan Company, Canada	Canada

First Data (Mauritius) Holding Company	Mauritius

First Data Merchant Services Corporation	Florida

First Data Merchant Services México, S. de R.L. de C.V.	Mexico

First Data Merchant Services Northeast, LLC	Delaware

First Data Merchant Services Southeast, L.L.C.	Delaware

First Data Middle East FZ – LLC	UAE

First Data Mobile GmbH	Germany

First Data Mobile Holdings, Inc.	Delaware

First Data Mobile (Bermuda) Holdings, Ltd.	Bermuda

First Data Mobile Holdings Limited	Ireland

First Data Mobile Payments Limited	Ireland

First Data Mobile Solutions Limited	Ireland

First Data (Netherlands) CV	Netherlands partnership

First Data (Norway) Holding AS	Norway

First Data Operations (Austria) GmbH	Austria

First Data Operations (Luxembourg) SARL	Luxembourg

First Data Operations (Netherlands) Coöperatief U.A.	Netherlands

First Data Orca JV Holdco Pte Limited	Singapore

First Data Pakistan (Private) Limited	Pakistan

First Data Payment Services, LLC	Delaware

First Data Poland Holdings S.A.	Poland

First Data Pittsburgh Alliance Partner Inc.	Delaware

First Data Procurements México, S. de R.L. de C.V.	Mexico

First Data PS Acquisition Inc.	Delaware

First Data Real Estate Holdings L.L.C.	Delaware

First Data Resources Asia-Pacific Limited	Australia

First Data Resources Australasia Limited	Australia

First Data Resources Australia Limited	Australia

First Data Resources Canada, Inc.	Ontario

First Data Resources Holdings Pty Limited	Australia

First Data Resources Investments Pty Limited	Australia

First Data Resources Limited	United Kingdom

First Data Resources, LLC	Delaware

First Data Resources South Africa (Proprietary) Limited	South Africa

First Data Retail ATM Services L.P.	Texas

First Data Romania SRL	Romania

First Data Secure LLC	Delaware

First Data Serbia and Montenegro d.o.o.	Serbia

First Data Services LLC	Delaware

First Data (Singapore) Pte Ltd.	Singapore

First Data Slovakia a.s.	Slovakia

First Data Solutions L.L.C.	Delaware

First Data Spain Holdings	Spain

First Data Technologies, Inc.	Delaware

First Data Trust Company, LLC	Colorado

First Data UK LLP	United Kingdom

First Data Uruguay SA	Uruguay

First Data Voice Services	Delaware general partnership

First Data, L.L.C.	Delaware

First Merchant Processing (Ireland) Limited	Ireland

First Merchant Processing (UK)	Ireland

First Merchant Solutions GmbH	Germany

FSM Services Inc.	Delaware

FTS (NSW) Pty. Limited	Australia

Funds & Assets Management LLC	New York

FundsXpress, Inc.	Delaware

FundsXpress Financial Network, Inc.	Texas

FX Securities, Inc.	Delaware

Gestion Electronica y Comercializacion SA	Argentina

Gift Card Services, Inc.	Oklahoma

Gratitude Holdings LLC	Delaware

H & F Services, Inc.	Tennessee

Huntington Merchant Services, L.L.C.	Delaware

ICVerify, Inc.	Delaware

IDLogix, Inc.	Delaware

Initial Merchant Services, LLC	Delaware

Instant Cash Services, LLC	Delaware

Integrated Payment Systems Canada Inc.	Canada

Integrated Payment Systems Inc.	Delaware

Intelligent Results, Inc.	Washington

Inverland Jasper SL	Spain

Inversora Rioplatense SA	Argentina

IPS Holdings Inc.	Delaware

IPS Inc.	Colorado

IRS Intelligent Risk Management Solutions GmbH	Germany

JOT, Inc.	Nevada

Linkpoint International, Inc.	Nevada

LoyaltyCo LLC	Delaware

MAS Inco Corporation	Delaware

MAS Ohio Corporation	Delaware

Merchant Solutions Private Limited	Bangladesh

Merchant Solutions Private Limited	Singapore

Merchant Solutions Private Limited	Sri Lanka

Merchant Solutions Pte (Macau) Limited	Macau

Merchant Solutions Pte Limited	Hong Kong

Merchant Solutions (Shanghai) Consultancy Co., Ltd.	China

Merchant Solutions Sdn Bhd	Malaysia

Money Network Financial, LLC	Delaware

National Payment Systems Inc.	New York

New Payment Services, Inc.	Georgia

Northern Gaming Systems Pty. Limited	Australia

NPSF Corporation	Delaware

Omnipay Limited	Ireland

PayCan Holdings, Inc.	Delaware

PayPoint Electronic Payment Systems, LLC	Delaware

PaySys de Costa Rica, S.A.	Costa Rica

PaySys Europe, B.V.	Netherlands

PaySys International, Inc.	Florida

PaySys International Limited	Ireland

PaySys International Pty. Ltd.	Australia

Pegaso SA	Argentina

Polcard, S.A.	Poland

POS Merchant Solutions Pte. Limited	India

POS Merchant Solutions Sdn Bhd	Brunei

Posnet SA	Argentina

Processing Center, S.A.	Panama

Red Link SA	Argentina

REMITCO LLC	Delaware

Research Park Association, Inc.	Florida not-for-profit

Sagebrush Holdings LLC	Delaware

Sagetown Holdings Inc.	Delaware

Sageville Holdings LLC	Delaware

Signet	United Kingdom

Signet Processing Limited	United Kingdom

Size Technologies, Inc.	California

Star Networks, Inc.	Delaware

Star Processing, Inc.	Delaware

Star Systems Assets, Inc.	Delaware

Star Systems, Inc.	Delaware

Star Systems, LLC	Delaware

Strategic Investment Alternatives LLC	Delaware

SunTrust Merchant Services, LLC	Delaware

SurePay Real Estate Holdings, Inc.	Delaware

TASQ Corporation	Delaware

TASQ Technology, Inc.	California

Technology Solutions International, Inc.	Georgia

TeleCash GmbH & Co. KG	Germany

TeleCash Management GmbH	Germany

TeleCash Verwaltungs GmbH	Germany

Tele-Check New Zealand Limited	New Zealand

TeleCheck (Australia) Pty Limited	New Zealand

TeleCheck International, Inc.	Georgia

TeleCheck Payment Systems Limited	New Zealand

TeleCheck Pittsburgh/West Virginia, Inc.	Pennsylvania

TeleCheck Services Canada, Inc.	Canada

TeleCheck Services Ontario Limited	Canada

TeleCheck Services, Inc.	Delaware

TeleCheck Services of Puerto Rico, Inc.	Georgia

Tellan Software, Inc.	California

The Joint Credit Card Company Limited	United Kingdom

TRS Recovery Services, Inc.	Colorado

Transaction Solutions Holdings, Inc.	Delaware

Transaction Solutions, LLC	Delaware

Unibex India Private Limited	India

Unibex, LLC	Delaware

Unified Merchant Services	Georgia General Partnership

Unified Network Payment Solutions	Ontario Partnership

Unified Partner, Inc.	Delaware

USPI – Canada Inc.	Canada

ValueLink, LLC	Delaware

Virtual Financial Services, LLC	Delaware

Yclip, LLC	Delaware

Zolter Services Limited	Ireland